Exhibit (h)(2)

SCHEDULE A

LIST OF FUNDS AND PORTFOLIOS

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

ClearBridge Global Growth Trust
ClearBridge Special Investment Trust
ClearBridge Value Trust
Legg Mason BW Diversified Large Cap Value Fund
Legg Mason BW Absolute Return Opportunities Fund
Legg Mason BW Alternative Credit Fund
Legg Mason BW Global High Yield Fund
Legg Mason BW Global Opportunities Bond Fund
Legg Mason BW International Opportunities Bond Fund
Miller Income Opportunity Trust
QS Batterymarch Emerging Markets Fund
QS Batterymarch International Equity Fund
QS Batterymarch U.S. Small Capitalization Equity Fund
QS Legg Mason Strategic Real Return Fund

LEGG MASON GLOBAL ASSET MANAGEMENT VARIABLE TRUST

Legg Mason BW Absolute Return Opportunities VIT

LEGG MASON TAX-FREE INCOME FUND

Legg Mason Investment Counsel Maryland Tax-Free Income Trust

LEGG MASON INVESTMENT TRUST

Legg Mason Opportunity Trust

LEGG MASON PARTNERS EQUITY TRUST

ClearBridge Aggressive Growth Fund
ClearBridge All Cap Value Fund
ClearBridge Appreciation Fund
ClearBridge Energy MLP & Infrastructure Fund
ClearBridge Equity Fund
ClearBridge Equity Income Fund
ClearBridge International Value Fund
ClearBridge International Small Cap Fund
ClearBridge Large Cap Growth Fund
ClearBridge Large Cap Value Fund
ClearBridge Mid Cap Core Fund
ClearBridge Mid Cap Growth Fund
ClearBridge Select Fund
ClearBridge Small Cap Growth Fund

ClearBridge Small Cap Value Fund
ClearBridge Tactical Dividend Income Fund
Legg Mason Investment Counsel Financial Services Fund
Legg Mason Investment Counsel Social Awareness Fund
Permal Alternative Core Fund
Permal Alternative Select Fund
QS Batterymarch Global Equity Fund
QS Batterymarch Managed Volatility Global Dividend Fund
QS Batterymarch Managed Volatility International Dividend Fund
QS Batterymarch S&P 500 Index Fund
QS Batterymarch U.S. Large Cap Equity Fund
QS Dynamic Multi-Strategy Fund
QS Legg Mason Lifestyle Allocation 30%
QS Legg Mason Lifestyle Allocation 50%
QS Legg Mason Lifestyle Allocation 70%
QS Legg Mason Lifestyle Allocation 85%
QS Legg Mason Target Retirement 2015
QS Legg Mason Target Retirement 2020
QS Legg Mason Target Retirement 2025
QS Legg Mason Target Retirement 2030
QS Legg Mason Target Retirement 2035
QS Legg Mason Target Retirement 2040
QS Legg Mason Target Retirement 2045
QS Legg Mason Target Retirement 2050
QS Legg Mason Target Retirement Fund

LEGG MASON PARTNERS VARIABLE EQUITY TRUST

ClearBridge Variable Aggressive Growth Portfolio
ClearBridge Variable All Cap Value Portfolio
ClearBridge Variable Appreciation Portfolio
ClearBridge Variable Equity Income Portfolio
ClearBridge Variable Large Cap Growth Portfolio
ClearBridge Variable Large Cap Value Portfolio
ClearBridge Variable Mid Cap Core Portfolio
ClearBridge Variable Small Cap Growth Portfolio
Legg Mason Investment Counsel Variable Social Awareness Portfolio
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio
QS Legg Mason Variable Lifestyle Allocation 50%
QS Legg Mason Variable Lifestyle Allocation 70%
QS Legg Mason Variable Lifestyle Allocation 85%

WESTERN ASSET FUNDS, INC.

Western Asset Asian Opportunities Fund
Western Asset Core Bond Fund
Western Asset Core Plus Bond Fund

Western Asset Global Government Bond Fund
Western Asset Global Multi-Sector Fund
Western Asset High Yield Fund
Western Asset Inflation-Indexed Plus Bond Fund
Western Asset Intermediate Bond Fund
Western Asset Macro Opportunities Fund
Western Asset Total Return Unconstrained Fund

LEGG MASON PARTNERS INCOME TRUST

Western Asset Adjustable Rate Income Fund
Western Asset California Municipals Find
Western Asset Corporate Bond Fund
Western Asset Emerging Markets Debt Fund
Western Asset Global High Yield Bond Fund
Western Asset Global Strategic Income Fund
Western Asset Intermediate Maturity California Municipals Fund
Western Asset Intermediate Maturity New York Municipals Fund
Western Asset Intermediate-Term Municipals Fund
Western Asset Managed Municipals Fund
Western Asset Massachusetts Municipals Fund
Western Asset Mortgage Backed Securities Fund
Western Asset Municipal High Income Find
Western Asset New Jersey Municipals Fund
Western Asset New York Municipals Fund
Western Asset Oregon Municipals Fund
Western Asset Pennsylvania Municipals Fund
Western Asset Short Duration High Income Find
Western Asset Short Duration Municipal Income Fund
Western Asset Short-Term Bond Fund
Western Asset Short Term Yield Fund

LEGG MASON PARTNERS VARIABLE INCOME TRUST

Western Asset Variable Global High Yield Bond Portfolio
Western Asset Variable High Income Portfolio
Western Asset Variable Strategic Bond Portfolio

LEGG MASON PARTNERS INSTITUTIONAL TRUST

Western Asset Municipal High Income SMASh Fund
Western Asset SMASh Series C Fund
Western Asset SMASh Series EC Fund
Western Asset SMASh Series M Fund

LEGG MASON PARTNERS MONEY MARKET TRUST

Western Asset California Tax Free Money Market Fund
Western Asset Connecticut Municipal Money Market Fund
Western Asset Government Reserves
Western Asset Liquid Reserves
Western Asset New York Tax Free Money Market Fund
Western Asset Tax Free Reserves